SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):           March 10, 1999
                                             --------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
------------------         ------------         --------------
 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri         63005
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (314) 530-8000
                                                  --------------

Item 5.   Other Events.
          -------------

     On March 10, 1999, the Registrant announced that it had received no substantive response to its prior letters offering to acquire Insituform East, Inc. ("East"), and that such failure confirmed the unwillingness of East's Board of Directors to pursue the proposed transaction. In reply to a letter received from East which did not address in a meaningful manner the Registrant's proposal, the Registrant has communicated to East that its offer is withdrawn and has no continuing effect. A copy of the Registrant's press release issued March 10, 1999 is annexed to this current report as Exhibit 99.1 and by this reference incorporated into this item.

     The Registrant also announced that, on March 11, 1999, in order to protect the name and franchise associated with the Insituform(R) Process, it had delivered notice of termination of its joint venture with East which does business under the name Midsouth Partners ("Midsouth"). Midsouth has operated under a license from the Registrant with respect to the Insituform(R) Process covering Tennessee and portions of Mississippi and Kentucky, which the Registrant has also terminated. The termination of the Midsouth joint venture will, as set forth in the Registrant's notice, become effective upon affirmation by the Delaware Court of Chancery, in proceedings initiated by the Registrant, of the Registrant's right to terminate Midsouth's license agreement, which by its terms may be terminated immediately in the event any partner of Midsouth seeks its dissolution. The Registrant also advised East and Midsouth that it would cover Midsouth's territory and itself bid and perform Insituform(R) Process work in order to preserve customer relations and service.

     Copies of the notice of termination of the joint venture, the notice of termination of the license agreement, the Registrant's Complaint for Declaratory Relief filed in the Chancery Court for the State of Delaware, New Castle County, and the Registrant's press releases dated March 11, 1999 are annexed to this current report as, respectively, Exhibits 99.2, 99.3, 99.4 and 99.5 and by this reference incorporated into this item.


Item 7.   Financial Statements and Exhibits.
          -----------------------------------

          (c)  Exhibits.

          The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Anthony W. Hooper
                              ------------------------------
                              Anthony W. Hooper
                              President

Dated: March 11, 1999

                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

99.1           Press Release of the Registrant issued March 10,
                1999


99.2           Notice dated March 11, 1999 from Insituform
                 Southwest, Inc., a wholly-owned subsidiary of the Registrant, to Insitu, Inc., a wholly-owned subsidiary of Insituform East, Inc., and to the Registrant

99.3           Notice dated March 11, 1999 from the Registrant to
                 Midsouth Partners

99.4           Complaint for Declaratory Relief filed by the
                 Registrant in the Chancery Court for the State of Delaware, New Castle County (Civil Action No.
                 17013 NC)

99.5           Press Releases of the Registrant issued March 11,
                 1999